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                                  EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Inconnection with the Quarterly Report of Codorus Valley Bancorp, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Larry J. Miller, President and CEO, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date:  August 11, 2003                                       /s/ Larry J. Miller
                                                             -------------------
                                                             Larry J. Miller
                                                             President and CEO

A signed original of this written statement required by Section 906 has been provided to Codorus Valley Bancorp, Inc. and will be retained by Codorus Valley Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.